UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2013

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction

of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 4, 2013, Broadridge Financial Solutions, Inc. (the “Company”) made available to its stockholders its fiscal year 2013 annual report to stockholders (the “Annual Report”) which included the Chief Executive Officer’s letter to stockholders (the “Letter to Stockholders”). The Letter to Stockholders is attached hereto as Exhibit 99.1.

The Company’s results in the Annual Report are presented in accordance with generally accepted accounting principles in the United States (“GAAP”) except where otherwise noted. In certain circumstances, results have been presented in the Annual Report including the Chief Executive Officer’s Letter to Stockholders (the “Letter to Stockholders”) that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures should be viewed in addition to, and not as a substitute for, the Company’s reported results.

With regard to statements in the Annual Report including the Letter to Stockholders that include certain Non-GAAP financial measures, the earnings, earnings per share, and earnings guidance measures are adjusted to exclude the impact of certain significant non-recurring events from our GAAP results. In addition, Free cash flows is a Non-GAAP measure and is defined as Net cash flows provided by operating activities, less capital expenditures and software purchases.

The Company believes Non-GAAP information helps investors understand the effect of these non-recurring events on reported results and provides a better representation of our actual performance. These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.

Set forth below is a reconciliation of Non-GAAP measures referenced in the Annual Report to the comparable GAAP measures.

Broadridge Financial Solutions, Inc.

Reconciliation of Non-GAAP to GAAP Measures

(Dollars and Shares in Millions, except per share amounts)

Fiscal years ended June 30,	2013	2012	2011
Earnings from continuing operations before interest and income taxes:
Earnings from continuing operations before interest and income taxes, as adjusted (Non-GAAP)	$379	$343	$303
Adjustments:
Restructuring and impairment charges	(20)	(81)	—
Acquisition amortization and other costs	(24)	(25)	(19)
IBM migration costs	—	(24)	(6)
Interest expense, net of interest income	(12)	(12)	(8)

Earnings from continuing operations before interest and income taxes (GAAP)	$323	$201	$270

Fiscal years ended June 30,	2013	2012	2011
Net earnings from continuing operations:
Net earnings from continuing operations, as adjusted (Non-GAAP)	$236	$213	$188
Adjustments:
Restructuring and impairment charges	(20)	(81)	—
Acquisition amortization and other costs	(24)	(25)	(19)
IBM migration costs	—	(24)	(6)
Tax impact of adjustments	16	49	9
One-time tax items	4	(7)	—

Net earnings from continuing operations (GAAP)	$212	$125	$172

Fiscal years ended June 30,	2013	2012	2011
Free cash flows from continuing operations:
Net earnings from continuing operations (GAAP)	$212	$125	$172
Depreciation and amortization (includes other long-term assets)	93	92	72
Stock-based compensation expense	27	28	30
Other	21	53	5

Sub-total	353	298	279
Working capital changes	(30)	72	(51)
Long-term assets and liabilities changes	(52)	(79)	(38)

Net cash flow provided by continuing operating activities (GAAP)	271	291	190
Cash Flows from investing activities:
Capital expenditures and software purchases	(51)	(47)	(47)

Free cash flow (Non-GAAP)	$220	$244	$143

Fiscal years ended June 30,	2013	2012	2011
Diluted earnings per share from continuing operations:
Diluted earnings per share from continuing operations, as adjusted (Non-GAAP)	$1.88	$1.67	$1.47
Adjustments:
Restructuring and impairment charges	(0.16)	(0.63)	—
Acquisition amortization and other costs	(0.19)	(0.20)	(0.15)
IBM migration costs	—	(0.19)	(0.05)
Tax impact of adjustments	0.13	0.39	0.07
One-time tax items	0.03	(0.06)	—

Diluted earnings per share from continuing operations (GAAP)	$1.69	$0.98	$1.34

	FY 2014 Guidance Range (a)
	Low	High
Diluted earnings per share from continuing operations:
Diluted earnings per share from continuing operations, as adjusted (Non-GAAP)	$2.00	$2.10
Acquisition amortization and other costs, net of tax	(0.11)	(0.11)

Diluted earnings per share from continuing operations (GAAP)	$1.89	$1.99

(a)	Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This current report on Form 8-K and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, statements about our future financial performance are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (the “2013 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this report and are expressly qualified in their entirety by reference to the factors discussed in the 2013 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	CEO’s Letter to Stockholders from the Broadridge Financial Solutions, Inc. Annual Report to Stockholders for the fiscal year ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2013

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Dan Sheldon
Name:	Dan Sheldon
Title:	VP, Chief Financial Officer